UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 27, 2009

EQUITY RESIDENTIAL

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza, Suite 400 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code: (312) 474-1300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 27, 2009, Equity Residential, the general partner of ERP Operating Limited Partnership, an Illinois limited partnership (the “Operating Partnership”), announced that the Operating Partnership accepted for purchase $105,161,000 principal amount of its 4.75% Notes due June 15, 2009 and $185,194,000 principal amount of its 6.95% Notes due March 2, 2011 (collectively, the “Notes”) validly tendered pursuant to its previously announced cash tender offer for the Notes (the “Tender Offer”). The Notes accepted for purchase represent 46.24% and 61.73% of the principal amount of the 4.75% Notes and the 6.95% Notes, respectively, outstanding prior to the Tender Offer. The Tender Offer expired at 5:00 p.m., New York City time, on Monday, January 26, 2009 (the “Expiration Time”). Payment for Notes purchased pursuant to the Tender Offer was made on Tuesday, January 27, 2009 (the “Payment Date”).

The consideration paid for each $1,000 principal amount of Notes accepted for payment was $1,000 for Notes validly tendered at or prior to the Expiration Time. In addition, each tendering holder of Notes accepted for payment was paid accrued and unpaid interest on such Notes from the last interest payment date up to, but not including, the Payment Date. The aggregate consideration for Notes accepted for payment, including accrued and unpaid interest, was $296,121,913.

The Tender Offer was made pursuant to the Operating Partnership’s Offer to Purchase dated January 16, 2009 and the related Letter of Transmittal.

A copy of Equity Residential’s press release announcing the completion of the Tender Offer is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release of Equity Residential announcing the Completion of the Tender Offer by ERP Operating Limited Partnership dated January 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: January 27, 2009	By:	/s/ Mark J. Parrell
	Name:	Mark J. Parrell
	Its:	Executive Vice President and Chief Financial Officer

ERP OPERATING LIMITED PARTNERSHIP

	By:	EQUITY RESIDENTIAL, its general partner

Date: January 27, 2009	By:	/s/ Mark J. Parrell
	Name:	Mark J. Parrell
	Its:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Equity Residential announcing the Completion of the Tender Offer by ERP Operating Limited Partnership dated January 27, 2009